Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report of Epolin, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2010, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 13, 2011                   By:  /s/ Greg Amato
       ----------------                        --------------------------------
                                               Greg Amato,
                                               Chief Executive Officer
                                               (Principal Executive Officer)



Dated: January 13, 2011                   By:  /s/ James Ivchenko
       ----------------                        --------------------------------
                                               James Ivchenko,
                                               President
                                               (Principal Financial Officer)